Taxation	12 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
Taxation
7. Taxation

Accounting policies
Current tax is based on taxable profit for the year. Taxable profit is different from accounting profit due to temporary differences between accounting and tax treatments, and due to items that are never taxable or tax deductible. Tax treatments are not recognised unless it is probable that a tax authority will accept the treatment. Once considered to be probable, tax treatments are reviewed each year to assess whether a provision should be taken against full recognition of the treatment on the basis of potential settlement through negotiation and/or litigation with the relevant tax authorities. Tax provisions are included in current liabilities. Penalties and interest on tax liabilities are included in operating profit and finance charges, respectively.
Full provision for deferred tax is made for temporary differences between the carrying value of assets and liabilities for financial reporting purposes and their value for tax purposes, except for deferred tax provision arising on goodwill from business combinations. The amount of deferred tax reflects the expected recoverable amount and is based on the expected manner of recovery or settlement of the carrying amount of assets and liabilities, using the basis of taxation enacted or substantively enacted by the balance sheet date. Deferred tax assets are not recognised where it is more likely than not that the assets will not be realised in the future. No deferred tax liability is provided in respect of any future remittance of earnings of foreign subsidiaries where the group is able to control the remittance of earnings and it is probable that such earnings will not be remitted in the foreseeable future, or where no liability would arise on the remittance.
Critical accounting estimates and judgements
The group is required to estimate the corporate tax in each of the jurisdictions in which it operates. Management is required to estimate the amount that should be recognised as a tax liability or tax asset in many countries which are subject to tax audits which by their nature are often complex and can take several years to resolve; current tax balances are based on such estimations. Tax provisions are based on management’s judgement and interpretation of country specific tax law and the likelihood of settlement. However, the actual tax liabilities could differ from the provision and in such event the group would be required to make an adjustment in a subsequent period which could have a material impact on the group’s profit for the year.
The evaluation of deferred tax asset recoverability requires estimates to be made regarding the availability of future taxable income. For brands with an indefinite life, management’s intention is to recover the book value through a potential sale in the future, and therefore the deferred tax on the brand value is generally recognised using the appropriate country capital gains tax rate. To the extent brands with an indefinite life have been impaired, management considers this to be an indication of recovery through use and in such a case deferred tax on the brand value is recognised using the appropriate country corporate income tax rate.

(a) Analysis of taxation charge for the year

	United Kingdom			Rest of world			Total
	2023 £ million	2022 £ million	2021 £ million	2023 £ million	2022 £ million	2021 £ million	2023 £ million	2022 £ million	2021 £ million
Current tax
Current year	160	174	100	879	867	684	1,039	1,041	784
Adjustments in respect of prior years	33	10	1	(39)	16	28	(6)	26	29
	193	184	101	840	883	712	1,033	1,067	813
Deferred tax
Origination and reversal of temporary differences	25	—	13	(70)	21	18	(45)	21	31
Changes in tax rates	—	2	46	11	1	32	11	3	78
Adjustments in respect of prior years	6	—	8	(35)	(42)	(23)	(29)	(42)	(15)
	31	2	67	(94)	(20)	27	(63)	(18)	94
Taxation on profit	224	186	168	746	863	739	970	1,049	907

(b) Exceptional tax (credits)/charges
The taxation charge includes the following exceptional items:

	2023 £ million	2022 £ million	2021 £ million
Brand impairment(1)	(124)	(55)	—
US guarantee fee claim(2)	(57)	—	—
Supply chain agility programme	(23)	—	—
Distribution termination fee	(11)	—	—
Disposal of businesses and brands(3)	29	23	—
Winding down Russian operations	—	3	—
Tax rate change in the United Kingdom(4)	—	—	46
Tax rate change in the Netherlands(5)	—	—	42
Other items	—	(2)	(4)
	(186)	(31)	84
(1) In the year ended 30 June 2023, an exceptional tax credit of £124 million was recognised mainly in respect of the impairment of the McDowell's brand. In the year ended 30 June 2022, the exceptional tax credit of £55 million consists of tax impact on the impairment of the McDowell's and Bell's brands for £35 million and £20 million, respectively.
(2) In the year ended 30 June 2023, an exceptional tax credit of £57 million was recognised in respect of the deductibility of fees paid to Diageo plc for guaranteeing externally issued debt of US group entities. Following engagement with the tax authorities, guarantee fees for the periods ended 30 June 2012 to 30 June 2022 are fully deductible.
(3)    In the year ended 30 June 2023, the exceptional net tax charge of £29 million mainly comprised of a tax charge of £42 million in respect of the sale of Guinness Cameroun S.A., partly offset by a tax credit of £10 million in respect of the sale of certain USL businesses. In the year ended 30 June 2022, a £23 million exceptional tax charge was recognised in respect of the gain on the sale of the Picon brand.
(4) On 24 May 2021, legislation was substantively enacted in the UK to increase the corporate tax rate to 25% with effect from 1 April 2023. As a result of the change, an exceptional tax charge of £46 million was recognised for the year ended 30 June 2021 in relation to the remeasurement of deferred tax assets and liabilities. In addition, there was a one-off charge of £48 million to other comprehensive income and equity, mainly in respect of the remeasurement of the deferred tax liabilities on the post employment assets.
(5) On 15 December 2020, legislation was substantively enacted in the Netherlands to maintain the headline corporate tax rate at 25%, reversing a previously enacted reduction in the corporate tax rate to 21.7% from 2021. As a result of the change, an exceptional tax charge of £42 million was recognised for the year ended 30 June 2021 in relation to the remeasurement of deferred tax liabilities. In the year ended 30 June 2022, the Dutch Senate enacted an increased tax rate of 25.8%. The remeasurement of deferred tax liabilities was recognised as an underlying tax charge.
(c) Taxation rate reconciliation and factors that may affect future tax charges

	2023 £ million	2023%	2022 £ million	2022%	2021 £ million	2021%
Profit before taxation	4,736		4,387		3,706
Notional charge at UK corporation tax rate	971	20.5	833	19.0	704	19.0
Elimination of notional tax on share of after tax results of associates and joint ventures	(76)	(1.6)	(79)	(1.8)	(63)	(1.7)
Differences in overseas tax rates	95	2.0	161	3.7	128	3.5
Disposal of businesses and brands	(42)	(0.9)	21	0.5	(2)	(0.1)
Other items not chargeable	(63)	(1.3)	(49)	(1.1)	(52)	(1.4)
Impairment	(2)	—	36	0.8	—	—
Other items not deductible	71	1.5	58	1.3	67	1.8
Irrecoverable withholding taxes	38	0.8	39	0.9	25	0.7
Movement in provision in respect of uncertain tax positions(1)	27	0.6	42	0.9	1	—
Changes in tax rates(2)	11	0.2	3	0.1	78	2.1
Adjustments in respect of prior years(3)	(60)	(1.3)	(16)	(0.4)	21	0.6
Taxation on profit	970	20.5	1,049	23.9	907	24.5
Tax rate before exceptional items	—	23.0	—	22.5	—	22.2
(1) Movement in provision in respect of uncertain tax positions includes both current and prior year uncertain tax position movements.
(2)    Changes in tax rates for the year ended 30 June 2021 are mainly due to the tax rate change in the Netherlands and the United Kingdom.
(3)    Excludes prior year movement in provisions. Also included an exceptional tax credit of £57 million in respect of the deductibility of fees paid to Diageo plc for guaranteeing externally issued debt of its US group entities.

The table above reconciles the notional taxation charge calculated at the UK tax rate, to the actual total tax charge. As a group operating in multiple countries, the actual tax rates applicable to profits in those countries are different from the UK tax rate. The impact is shown in the table above as differences in overseas tax rates. The group’s worldwide business leads to the consideration of a number of important factors which may affect future tax charges, such as the levels and mix of profitability in different jurisdictions, transfer pricing regulations, tax rates imposed and tax regime reforms, acquisitions, disposals, restructuring activities, and settlements or agreements with tax authorities.
Significant ongoing changes in the international tax environment and an increase in global tax audit activity means that tax uncertainties and associated risks have been gradually increasing. In the medium term, these risks could result in an increase in tax liabilities or adjustments to the carrying value of deferred tax assets and liabilities. See note 19 (f).
The group has a number of ongoing tax audits worldwide for which provisions are recognised in line with the relevant accounting standard, taking into account best estimates and management’s judgements concerning the ultimate outcome of the tax audits. For the year ended 30 June 2023, ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of £232 million (30 June 2022 – £149 million) and tax liability of £135 million (30 June 2022 – £252 million) include £173 million (30 June 2022 – £156 million) of provisions for tax uncertainties.
The cash tax paid in the year ended 30 June 2023 amounts to £1,201 million (30 June 2022 – £949 million) and is £231 million higher than the current tax charge (30 June 2022 – £100 million lower). This arises as a result of timing differences between the accrual of income taxes, the movement in the provision for uncertain tax positions and the actual payment of cash.
In December 2021, the OECD released a framework for Pillar Two Model Rules which will introduce a global minimum corporate tax rate of 15% applicable to multinational enterprise groups with global revenue over €750 million. The legislation implementing the rules in the UK was substantively enacted on 20 June 2023 and will apply to Diageo from the financial year ending 30 June 2025 onwards. Diageo is reviewing this legislation and also monitoring the status of implementation of the model rules outside of the UK to understand the potential impact on the group. Diageo has applied the temporary exception under IAS 12 in relation to the accounting for deferred taxes arising from the implementation of the Pillar Two rules.
(d) Deferred tax assets and liabilities
Deferred tax recognised in the consolidated balance sheet comprise the following net deferred tax (liabilities)/assets:

	Property, plant and equipment £ million	Intangible assets £ million	Post employment plans £ million	Tax losses £ million	Other temporary differences(1) £ million	Total £ million
At 30 June 2021	(381)	(1,636)	(129)	57	244	(1,845)
Exchange differences	(21)	(155)	3	3	17	(153)
Recognised in income statement	(42)	(3)	(10)	2	74	21
Reclassification	2	40	—	—	(7)	35
Recognised in other comprehensive loss and equity	(20)	(104)	(103)	—	20	(207)
Tax rate change – recognised in income statement	(1)	(3)	—	1	—	(3)
Tax rate change – recognised in other comprehensive loss and equity	—	—	(22)	—	2	(20)
Acquisition of subsidiaries	—	(31)	—	—	—	(31)
Sale of businesses	(5)	—	—	—	3	(2)
At 30 June 2022	(468)	(1,892)	(261)	63	353	(2,205)
Exchange differences	33	113	(3)	1	(10)	134
Recognised in income statement	(30)	93	2	(15)	24	74
Recognised in other comprehensive income and equity	(6)	(30)	152	—	(50)	66
Tax rate change – recognised in income statement	(1)	(12)	(1)	—	3	(11)
Acquisition of subsidiaries	—	(71)	—	—	—	(71)
Transfer from asset held for sale	(2)	(37)	—	—	5	(34)
Sale of businesses	10	—	(1)	—	(4)	5
At 30 June 2023	(464)	(1,836)	(112)	49	321	(2,042)
(1)    Deferred tax on other temporary differences includes hyperinflation, fair value movement on cross-currency swaps, interest and finance costs, share-based payments and intra-group sales of products.

After offsetting deferred tax assets and liabilities that relate to taxes levied by the same taxation authority on the same taxable fiscal unit, the net deferred tax liability comprises:

	2023 £ million	2022 £ million
Deferred tax assets	141	114
Deferred tax liabilities	(2,183)	(2,319)
	(2,042)	(2,205)

Deferred tax assets of £141 million include £65 million (2022 – £47 million) arising in jurisdictions with prior year taxable losses, primarily in Germany and Brazil. It is considered more likely than not that there will be sufficient future taxable profits to realise these deferred tax assets, which for the most part arose on losses from a historic one-off transaction, and on existing provisions. The majority of deferred tax assets can be carried forward indefinitely. From the total recognised tax losses of £49 million, it is expected that £10 million will be utilised in the year ending 30 June 2024.

(e) Unrecognised deferred tax assets
The following table shows the tax value of tax losses which has not been recognised due to uncertainty over their utilisation in future periods. The gross value of those losses is £632 million (2022 – £674 million).

	2023 £ million	2022 £ million
Capital losses – indefinite	98	98
Trading losses – indefinite	24	25
Trading and capital losses – expiry dates up to 2032	39	46
	161	169

Additionally, no deferred tax asset has been recognised in respect of certain temporary differences arising from brand valuations, as the group is not planning to sell those brands thus the benefit from the temporary differences is unlikely to be realised.
(f) Unrecognised deferred tax liabilities
Relevant legislation largely exempts overseas dividends remitted from tax. A tax liability is more likely to arise in respect of withholding taxes levied by the overseas jurisdiction. Deferred tax is provided where there is an intention to distribute earnings, and a tax liability arises. It is impractical to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.
The aggregate amount of temporary differences in respect of investments in subsidiaries, branches, interests in associates and joint ventures for which deferred tax liabilities have not been recognised is approximately £19.8 billion (2022 – £21.0 billion).